SUPPLEMENT TO PROSPECTUS DATED JULY 1, 1998
                           FOR THE JNL(R) SERIES TRUST

At a Special Meeting of Shareholders of the JNL Series Trust (the "Trust") held on September 18, 1998, the following proposals were approved:

     (1) Election of trustees;

     (2) With respect to the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Alliance Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam Value Equity Series, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL International Equity Investment Series, T. Rowe Price/JNL Mid-Cap Growth Series, approval of an Administrative fee of 0.10% of average daily net assets of each Series payable to Jackson National Financial Services, LLC, the adviser to the Trust, for operational services;

     (3)(a) Approval of a modification to the investment policy concerning securities lending;

     (3)(b) Approval of a modification to the investment policy concerning restricted securities;

     (4)(a) With respect to the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity
Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, JNL/S&P Equity
Aggressive Growth Series II, approval of the Amended Investment Advisory and Management Agreement between the Trust and Jackson National Financial Services, LLC;

     (4)(b) With respect to the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity
Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, JNL/S&P Equity
Aggressive Growth Series II, approval of the Sub-Advisory Agreement between Jackson National Financial Services, LLC and Standard & Poor's Investment Advisory Services, Inc.;

     (5)    Ratification    of   the   Board   of    Trustees'    selection   of
PricewaterhouseCoopers LLP as independent accountants for the Trust for the year ending December 31, 1998.

     The following disclosure is added to the prospectus under the heading "Investment Objectives and Policies" and the sub-headings "PPM America/JNL Balanced Series" and "PPM America/JNL High Yield Bond Series":

         The Series may invest without limit in zero coupon bonds.

     The disclosure in the prospectus under the heading "Common Types of Securities and Management Practices" and the sub-heading "Borrowing and Lending" is revised to read as follows:

         A Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings a Series may mortgage or pledge securities in amounts up to 15% of its net assets. As a fundamental policy, a Series will not lend securities or other assets if, as a result, more than 33 1/3% of its total assets would be lent to other parties.

Investment Restriction Number (5) in the Statement of Additional Information under the heading "Investment Restriction Applicable to All Series" and the sub-heading "Fundamental Policies" is revised to read as follows:

         (5) No Series may lend any security or make any other loan if, as a result, more than 33 1/3% of a Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

Investment Restriction Number (7) in the Statement of Additional Information under the heading "Investment Restriction Applicable to All Series" and the sub-heading "Fundamental Policies" is revised to read as follows:

         (7) No Series may invest more than 15% of a Series' net assets (10% in the case of the PPM America/JNL Money Market Series and the JNL/Alger Growth Series) in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or Commercial Paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act which have been determined to be liquid in accordance with the guidelines established by the Board of Trustees.

The disclosure in the prospectus under the heading "Portfolio Management" and the sub-heading "Salomon Brothers/JNL Balanced Series" is revised to read as follows:

         George Williamson, Senior Portfolio Manager of SBAM, is primarily responsible for the day-to-day management of the Salomon Brothers/JNL Balanced Series. Prior to joining SBAM in 1990, Mr. Williamson was employed as a portfolio manager with Lehman Brothers from 1979 to 1990. Mr. Williamson has had primary responsibility for the day-to-day management of the Series since September 1998.


This Supplement is dated October 26, 1998.